SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): December 19, 1997

                         AMERUS LIFE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Charter)

   IOWA                      0-21459                  42-1459712
(State or Other        (Commission File Number)      (IRS Employer
Jurisdiction of                                      Identification No.)
Incorporation)

699 WALNUT STREET, DES MOINES, IOWA                       50309
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:    (515) 362-3600

                  418 Sixth Avenue, Des Moines, Iowa 50309
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 19, 1997, AmerUs Life Holdings, Inc. (the "Registrant") completed the acquisition of AmVestors Financial Corporation, a Kansas corporation pursuant to the Amended and Restated Agreement and Plan of Merger dated as of September 19, 1997 and as amended and restated as of October 8, 1997 ("Merger Agreement"), providing for the merger ("Merger") pursuant to which, and subject to the terms thereof, AmVestors would become a wholly owned subsidiary of the Registrant. As of the effective time of the Merger, each outstanding share of common stock of AmVestors, no par value ("AmVestors Common Stock"), other than shares held in the treasury of AmVestors and shares owned by the Registrant or any of its subsidiaries, was converted into the right to receive 0.6724 shares of Registrant Class A common stock (the "Merger Consideration"). In aggregate, approximately 11.6 million shares of the Registrant's Class A common stock were issued to former holders of AmVestors common stock in connection with the Merger. The Merger has been accounted for using the purchase method. Capitalized terms used herein which are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

                  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement incorporated herein by reference to Annex I to the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") dated November 12, 1997, forming part of the Registration Statement on Form S-4 (Registration No. 333-40065) of the Registrant.

                  (b) The Registrant does not presently intend to change substantially the business of AmVestors. Reference is made to the information contained in the Proxy Statement/Prospectus under the caption "Introduction - The Companies - AmVestors Financial Corporation", which information is incorporated herein by reference.

ITEM 7:           FINANCIAL STATEMENT, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  As permitted by Item 7 (a)(4) of Form 8-K, AmerUs intends to file the required financial statements of AmVestors by amendment not later than 60 days after the date this report is required to be filed.

         (b)      Pro Forma Financial Information.

                  As permitted by Item 7 (b)(2) of Form 8-K, AmerUs intends to file the required pro forma financial information by amendment not later than 60 days after the date this report is required to be filed.

         (c)      Exhibits.

         2.1 AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 19, 1997 AND AS AMENDED AND RESTATED AS OF OCTOBER 8, 1997, BY AND AMONG THE ISSUER, AFC CORP. AND AMVESTORS FINANCIAL CORPORATION (INCLUDED AS ANNEX I TO THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINED IN THE REGISTRATION STATEMENT ON FORM S-4, REGISTRATION NUMBER 333-40065), IS HEREBY INCORPORATED BY REFERENCE.


                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERUS LIFE HOLDINGS, INC.


                                   By:    /s/ Michael G. Fraizer
                                       ________________________________
                                       Name:   Michael G. Fraizer
                                       Title:  Senior Vice President and
                                               Controller/Treasurer

Date:  December 31, 1997


                               EXHIBIT INDEX

  2.1 AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 19, 1997 AND AS AMENDED AND RESTATED AS OF OCTOBER 8, 1997, BY AND AMONG THE ISSUER, AFC CORP. AND AMVESTORS FINANCIAL CORPORATION (INCLUDED AS ANNEX I TO THE JOINT PROXY
        STATEMENT/PROSPECTUS CONTAINED IN THE REGISTRATION STATEMENT ON FORM S-4, REGISTRATION NUMBER 333-40065), IS HEREBY INCORPORATED BY REFERENCE.